UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2021

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FIRST MID BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-13368	37-1103704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 Charleston Avenue

Mattoon, Illinois 61938

(Address of Principal Executive Offices) (Zip Code)

(217) 234-7454

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On September 25, 2020, First Mid Bancshares, Inc. ("First Mid") and Eval Sub Inc., a newly formed Missouri corporation and wholly-owned subsidiary of First Mid (the "MO Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with LINCO Bancshares, Inc., a Missouri corporation ("LINCO"), and the sellers as defined therein (collectively, the "Sellers"), pursuant to which, among other things, First Mid agreed to acquire 100% of the issued and outstanding shares of LINCO pursuant to a business combination whereby the MO Merger Sub would merge with and into LINCO, whereupon the separate corporate existence of the MO Merger Sub will cease and LINCO will continue as the surviving company and a wholly-owned subsidiary of First Mid (the "Merger").

On February 21, 2021, First Mid, the MO Merger Sub, Eval Sub Inc., a newly formed Delaware corporation and wholly-owned subsidiary of First Mid (the "DE Merger Sub"), LINCO and the Sellers entered into an amendment to the Merger Agreement (the "Amendment").  The Amendment reflects the MO Merger Sub's assignment of its interests and obligations under the Merger Agreement to the DE Merger Sub.

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by First Mid on September 28, 2020, remains in full force and effect.  The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Shares (as defined below) pursuant to the Merger, First Mid entered into a Registration Rights Agreement, dated as of February 22, 2021 (the "Registration Rights Agreement"), with the Seller who received the Shares as consideration for the Merger.  Pursuant to the terms of the Registration Rights Agreement, First Mid has agreed to file a resale registration statement by no later than five business days following First Mid's filing of its annual report on Form 10-K for the fiscal year ended December 31, 2020 (subject to certain exceptions) for the purpose of registering the resale of the Shares issued as consideration in the Merger.  Pursuant to the terms of the Registration Rights Agreement, First Mid has agreed to use its commercially reasonable efforts to have such registration statement declared effective with the Securities and Exchange Commission as soon as reasonably practical (subject to certain exceptions).

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 22, 2021, First Mid completed its acquisition of LINCO through the merger of the DE Merger Sub with and into LINCO, with LINCO as the surviving corporation pursuant the Merger Agreement, as amended by the Amendment.

At the effective time of the Merger, each share of common stock, par value $1.00 per share, of LINCO issued and outstanding immediately prior to the effective time of the Merger (other than shares held in treasury by LINCO) were converted into and became the right to receive, cash or shares of common stock, par value $4.00 per share, of First Mid and cash in lieu of fractional shares, less any applicable taxes required to be withheld.  On an aggregate basis, the total consideration payable by First Mid at the closing of the Merger was $116.5 million in cash and 1,262,246 shares of First Mid common stock (the "Shares"), provided that the shareholders of LINCO collectively elected pursuant to the Merger Agreement to receive varying amounts of cash or shares of common stock of First Mid as consideration in the Merger.   In addition, immediately prior to the closing of the Merger, LINCO paid a special dividend to its shareholders in the aggregate amount of $13 million.

This description of the Merger is qualified in its entirety by reference to the Merger Agreement, a complete copy of which was filed as Exhibit 2.1 to the Form 8-K filed by First Mid on September 28, 2020, and the Amendment, a complete copy of which was filed as Exhibit 2.1 hereto, each of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, First Mid agreed to take all appropriate action, subject to and in accordance with First Mid's bylaws, to appoint one individual, mutually agreeable to the parties to the Merger Agreement, from among the current members of the board of directors of LINCO to the board of directors of First Mid as of the effective time of the Merger.

On February 19, 2021, with the agreement of LINCO and the Sellers, First Mid's board of directors adopted a resolution, effective as of the closing of the Merger, increasing the size of the board of directors from eight directors to nine directors and appointing J. Kyle McCurry, age 43, as a Class I Director of First Mid and a member of the Audit Committee and the Compensation Committee of the board of directors, with a term to expire at the 2023 annual meeting of First Mid's stockholders, or when his successor is duly elected and qualified, unless he shall earlier resign or be removed.  As a result, on February 22, 2021, when the Merger became effective, Mr. McCurry's appointment as a Class I Director of First Mid, and a member of the Audit Committee and Compensation Committee, became effective.

Mr. McCurry will be compensated for his service as a director under First Mid's standard compensation program for non-employee directors. There are no related party transactions involving Mr. McCurry that are reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On February 22, 2021, First Mid issued a press release regarding the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to this Item and the related exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The financial statements required by Item 9.01(b) will be filed with the Securities and Exchange Commission by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit Number	Description
2.1	First Amendment to Agreement and Plan of Merger, dated as of February 21, 2021, by and among First Mid Bancshares, Inc., Eval Sub Inc., a Missouri corporation, Eval Sub Inc., a Delaware corporation, LINCO Bancshares, Inc., and the sellers named therein.
10.1	Registration Rights Agreement, dated as of February 22, 2021, by and between First Mid Bancshares, Inc. and the stockholder named therein.
99.1	Press Release, dated February 22, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Date: February 22, 2021	By:	/s/ Joseph R. Dively
Joseph R. Dively
Chairman and Chief Executive Officer